Exhibit 99.2

Third Quarter 2019 Earnings Report

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include statements regarding the Company’s corporate reorganization, the expected benefits of such reorganization and the related impact on existing stakeholders, estimates regarding future market capitalization and the anticipated financial impact of the corporate reorganization. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company’s businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; any required additional capital and liquidity to support business growth that may not be available on acceptable terms, if at all; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation of new business activities or expansion of existing business activities; our ability to detect misconduct and fraud; and our ability to mitigate cybersecurity risks and cyber incidents. Our exposure to risks of loss resulting from adverse weather conditions and man-made or natural disasters; and or organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

Third Quarter Highlights 3 ▪ Net income was $121.5 million; diluted earnings per share (EPS) were $1.51 – Record pretax income and operating earnings(1) driven by strong Production segment results and disciplined hedging of mortgage servicing rights (MSRs) – Book value per share increased to $24.37 from $22.72 at June 30, 2019 – PFSI has initiated a quarterly cash dividend and its Board of Directors has declared a third quarter cash dividend of $0.12 per share, payable on November 29, 2019, to common stockholders of record as of November 15, 2019 ▪ Production segment pretax income was $179.3 million, up 82% from 2Q19 and 599% from 3Q18 driven by record production volumes and higher margins – Total acquisition and origination volume of $34.9 billion in unpaid principal balance (UPB), up 44% from 2Q19 and 94% from 3Q18 – PFSI’s correspondent lock volume totaled $16.8 billion in UPB, up 33% from 2Q19 and 80% from 3Q18(2) – Direct lending locks were a record $5.6 billion in UPB, up 39% from 2Q19 and 184% from 3Q18 – Correspondent acquisitions of conventional loans fulfilled for PennyMac Mortgage Investment Trust (NYSE: PMT) were $16.6 billion in UPB, up 55% from 2Q19 and 122% from 3Q18 (1) In 4Q17, diluted earnings per share were $2.44, which included a $1.79 contribution from the remeasurement of deferred tax items due to enactment of the Tax Cuts and Jobs Act of 2017 (2) Consists of correspondent government and non-delegated interest rate lock commitments (“IRLCs”)

4 ▪ Servicing segment pretax loss was $18.1 million, versus a pretax loss of $2.7 million in 2Q19 and pretax income of $33.6 million in 3Q18 – Valuation-related items included a $295.5 million loss in the fair value of MSRs, partially offset by $254.0 million in hedging and other gains; net impact on pretax income was $(43.3) million and on EPS was $(0.39) – Pretax income excluding valuation-related items was $25.2 million, down 46% from 2Q19 and 16% from 3Q18 o Additional technology-related expenses of $7 million Q/Q primarily related to the development and completion of our servicing system modules; servicing technology-related expenses are expected to be $15-20 million lower in 2020 versus 2019 o $9.3 million increase in early buyout (EBO) loan-related expenses over the prior quarter; EBO loan volume more than doubled from the prior quarter and is expected to benefit future period income from loan redeliveries o Higher realization of MSR cash flows due to higher prepayment expectations from lower interest rates – Servicing portfolio grew to $348.5 billion in UPB, up 4% from June 30, 2019 and 22% from September 30, 2018 ▪ Investment Management segment pretax income was $5.0 million, up from $4.0 million in 2Q19 and $2.5 million in 3Q18 – Revenue of $11.8 million in 3Q19, an increase of 14% from 2Q19 and 49% from 3Q18 – Net assets under management (AUM) were $2.2 billion, up 14% from June 30, 2019 and 42% from September 30, 2018, driven by $253 million in new common equity raised by PMT during the quarter Third Quarter Highlights (continued)

3.0% 3.5% 4.0% 4.5% 5.0% Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 5 Average 30-year fixed rate mortgage(1) ▪ The Federal Reserve again cut the Fed Funds rate by 25 basis points, reflecting uncertainty due to international trade tensions and concerns about the growth rate of the global economy ▪ The average 30-year fixed rate mortgage in the third quarter was 3.66% and remains at comparable levels in October ▪ Continued decline has led to increased origination volumes and increases to 2019 and 2020 origination forecasts – Average monthly MBA Refinance Index in 3Q19 was 42% higher than in 2Q19 ▪ Home price appreciation has moderated to levels more consistent with wage growth – Tight supply continues to support home prices ▪ Credit markets remain strong, as evidenced by spreads on government-sponsored enterprise (GSE) credit risk transfer (CRT) securities, which tightened relative to 2Q19 ▪ Mortgage delinquency rates remain near all-time lows – The total U.S. loan delinquency rate was 3.53% as of September 30, 2019, down from 3.73% at June 30, 2019 and 3.97% at September 30, 2018(3) Current Market Environment 3.73% 3.64% (1) Freddie Mac Primary Mortgage Market Survey. 3.75% as of 10/24/19 (2) Actual Home Sales: National Association of Realtors (existing) and the Census Bureau (new). Home sales Forecast: Average of Mortgage Bankers Association and Fannie Mae. Actual purchase and total originations: Inside Mortgage Finance. Purchase and total originations forecast: Average of Mortgage Bankers Association, Fannie Mae, Freddie Mac. Actual home price appreciation: FHFA Home Price Index. Forecasted home price appreciation: Average of Mortgage Bankers Association, Fannie Mae, Freddie Mac. (3) Black Knight Financial Services. Includes loans that are 30 days or more past due but not in foreclosure Macroeconomic Forecasts(2) 2016 2017 2018 2019E 2020E 2021E New home sales ('000s) 561 616 620 675 687 743 Existing home sales ('000s) 5,440 5,547 5,339 5,376 5,474 5,699 Total originations ($ in billions) $2,065 $1,810 $1,630 $2,064 $1,856 $1,740 Purchase originations ($ in billions) $1,037 $1,144 $1,141 $1,239 $1,266 $1,325 U.S. Home Price Appreciation (Y/Y % Change) 5.8% 6.9% 6.3% 4.3% 3.3% 2.2% Green: denotes improvement since previous earnings report Red: denotes drop since previous earnings report

6 6 Major Milestone in Advancing Proprietary Technology Servicing System Environment ▪ Completed multi-year initiative to develop a proprietary, workflow-driven servicing system with a modern, scalable and flexible architecture to meet PennyMac’s needs ▪ Full cloud-based infrastructure, real-time processing and modern data management ▪ Tested and implemented through the multi-year, phased release of more than 150 modules ▪ Benefits include reduced costs, increased scalability and greater flexibility to advance workflow management and address regulatory and market changes ▪ Reduces reliance on third-party vendors and further distinguishes PFSI as an industry leader Regular new releases enhancing loan officer and broker productivity: ▪ for connecting consumers with our consumer direct lending division ▪ for connecting approved brokers with our broker direct lending division Production Enterprise Platform ▪ Evolving our production platform using a combination of proprietary and vendor systems to support scale and processes across all production channels ▪ Enables process consistency and efficiency while maintaining a best-in-class customer experience Customer- Facing Portals Pricing and Margin Management Systems ▪ Best-in-industry pricing granularity and real-time pricing updates – can compute and disseminate hundreds of thousands of mid-day price updates within a minute ▪ Sophisticated, proprietary loan bidding system to granularly optimize margins

7 $7.27 $12.32 $21.34 $24.37 6/30/13 12/31/15 12/31/18 9/30/19 7 PFSI Initiates Quarterly Dividend ▪ Strong history of profitability since founding in 2008, driving book value growth(1) ▪ Low leverage versus peers with a debt-to- equity ratio of 2.9x at September 30th, 2019 ▪ Track record of successful capital management including $15 million of stock repurchases since 2017 ▪ Industry-leading Production and Servicing businesses generate significant capital ▪ Broad access to capital in a variety of forms to support future growth Book Value Per Share of PFSI (1) Private National Mortgage Acceptance Company, LLC (PNMAC) commenced operations in 2008 and is a wholly-owned subsidiary of PFSI, which completed its initial public offering in May 2013. ▪ $0.12 per share cash dividend declared for third quarter of 2019 ▪ Establishment of quarterly cash dividend is an important component in the structure of providing long-term, sustainable stockholder returns, while continuing to invest in long-term growth of the business ▪ Reflects PFSI’s strong capital base and balanced business model across different market environments ▪ Dividend level will be reviewed each quarter and determined based on a number of factors, including, among other things, PFSI’s earnings, liquidity, growth outlook, the capital required to support ongoing growth opportunities, the forward-looking economic environment, and compliance with other internal and external requirements ▪ Provides opportunity to broaden universe of potential investors Strong Capital Position Dividend Initiation

# Trends in PennyMac Financial's Businesses

## Correspondent Production(1)

Market Share



10.36%
11.61%
13.49%
14.46%
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19E

## Loan Servicing(1)

Market Share



2.26%
2.64%
3.06%
3.19%
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19E

## Consumer Direct Production(1)

Market Share



0.56%
0.53%
0.61%
0.68%
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19E

## Broker Direct Production(1)

Market Share



0.22%
0.53%
0.74%
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19E

PennyMac® Financial Services, Inc.

(1) Source: Inside Mortgage Finance and company estimates. Inside Mortgage Finance estimates total 3Q19 origination market of $700 billion. Correspondent production share estimate is based on PFSI and PMT acquisition volume of $31.5 billion divided by $218 billion for the correspondent market (estimated to be 31% of total origination market). Consumer direct production share is based on PFSI originations of $2.7 billion divided by $390 billion for the retail market (estimated to be 56% of total origination market). Broker direct production share is based on PFSI originations of $676 million divided by $92 billion for the broker market (estimated to be 13% of total origination market). Loan servicing market share is based on PFSI's servicing UPB of $348.5 billion divided by an estimated $10.9 trillion in mortgage debt outstanding as of June 30, 2019.

8

# Production Segment Highlights – Correspondent Channel

- Correspondent acquisitions by PMT in 3Q19 totaled $31.5 billion in UPB, up 45% Q/Q and 90% Y/Y
  - 46% government loans; 54% conventional loans
  - Government acquisitions of $14.3 billion in UPB, up 36% Q/Q and 60% Y/Y
  - Conventional conforming acquisitions of $16.6 billion in UPB, up 55% Q/Q and 122% Y/Y
  - Non-delegated acquisitions increased 32% Q/Q to $531 million in UPB
- PFSI's correspondent lock volume[(1)] totaled $16.8 billion in UPB, up 33% Q/Q and 80% Y/Y
  - Delegated government locks totaled $15.9 billion in UPB, up 32% Q/Q and 74% Y/Y
  - Non-delegated locks totaled $853 million in UPB, up 34% Q/Q and up from $157 million in 3Q18
- Largest correspondent aggregator in the U.S. in 3Q19[(2)]
- Increases in market share and margins driven by our ability to maintain high service levels despite substantially elevated industry volumes
- E-note pilot launched with first correspondent seller; first notes funded and financed with a bank warehouse line of credit and delivered to Fannie Mae
- October correspondent acquisitions estimated to be $14.2 billion in UPB; locks estimated to be $14.2 billion in UPB

## Correspondent Volume and Mix

*(UPB in billions)*



$17.7
$25.3
$36.2
$0.1
$0.4
$0.5
$7.5
$10.7
$16.6
$9.0
$10.6
$14.3
3Q18
2Q19
3Q19
Government loans(3)
Conventional loans for PMT(4)
Non-delegated loans
Total locks(5)

| Key Financial Metrics | 2Q19 | 3Q19 |
|---|---|---|
| Revenue per fallout-adjusted PFSI correspondent lock[(6)] | 30 | 36 |
| Weighted average fulfillment fee (bps)[(7)] | 28 | 27 |

| Selected Operational Metrics | 2Q19 | 3Q19 |
|---|---|---|
| Correspondent seller relationships | 752 | 770 |
| Purchase-money loans, as a % of total acquisitions | 79% | 66% |

(1) Includes correspondent government and non-delegated IRLCs (2) Inside Mortgage Finance for 3Q19
(3) For government-insured, guaranteed and non-delegated loans, PFSI earns income from holding and selling or securitizing the loans
(4) For conventional and jumbo loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans
(5) Includes locks related to PMT loan acquisitions, including conventional loans for which PFSI earns a fulfillment fee upon loan funding
(6) Includes net gains on loans held for sale, loan origination fees and net interest income for government-insured and non-delegated correspondent loans; lock volume adjusted for expected fallout for government-insured correspondent locks (4%) and non-delegated correspondent locks (29%)
(7) Based on funded loans subject to fulfillment fee. The rate may reflect discretionary adjustments to facilitate the successful completion of certain loan transactions

PennyMac Financial Services, Inc.
9

# Production Segment Highlights – Consumer Direct Channel

- Consumer direct production volume in 3Q19 totaled $2.7 billion in UPB, up 35% Q/Q and 106% Y/Y
- Record volumes and higher margins driven by increased volumes of refinance loans
- Improvements in our centralized mortgage fulfillment end-to-end process facilitate increased efficiencies
  - Growth in sales and fulfillment capacity to address increased opportunity provided by the servicing portfolio
  - Pull-through of 70% in 3Q19, up from 67% in 2Q19 and 65% in 1Q19
- October consumer direct originations estimated to be $1.1 billion in UPB; locks estimated to be $1.9 billion in UPB
  - $2.6 billion committed pipeline estimated at October 31, 2019[1]



Consumer Direct Production Volume
(UPB in billions)
$1.3
$2.0
$2.7
$0.7
$1.5
$2.3
3Q18
2Q19
3Q19
Portfolio-sourced fundings
Non-portfolio fundings
Committed pipeline(1)

| Consumer Direct Margin | 2Q19 | 3Q19 |
|---|---|---|
| Revenue per fallout-adjusted consumer direct lock (bps)[2] | 433 | 481 |
| Purchase-money loans, as a % of total originations | 14% | 10% |

[1] Commitments to originate mortgage loans at specified terms at period end
[2] Includes net gains on loans held for sale, loan origination fees and net interest income; lock volume adjusted for expected fallout, which was 30% in 3Q19 for consumer direct locks

PennyMac® Financial Services, Inc.

10

# Production Segment Highlights – Broker Direct Channel

- Broker direct production volume in 3Q19 totaled $676 million in UPB, up 53% Q/Q and up from $111 million in 3Q18
  - Growth of approved brokers and higher levels of engagement driving increase in market share
  - 39% Q/Q increase in purchase volume; 71% Q/Q increase in refinance volume
- Lock volume of $1.0 billion in UPB, up 42% Q/Q and up from $196 million in 3Q18
- Approved brokers totaled 892 at September 30, 2019, up 14% from June 30, 2019
- Updates to our POWER broker portal include an upgraded interface to improve ease of use, desired navigation and operational outcomes as well as improved infrastructure to support increased transactional activity
- October broker direct originations estimated to be $280 million in UPB; locks estimated to be $360 million in UPB
  - $355 million committed pipeline estimated at October 31, 2019[1]



Broker Direct Production Volume
(UPB in millions)
$111
$41
$70
$64
$442
$153
$289
$249
$676
$243
$433
$382
3Q18
2Q19
3Q19
Conventional loans
Government loans
Committed pipeline(1)

| Broker Direct Metrics | 2Q19 | 3Q19 |
|---|---|---|
| Revenue per fallout-adjusted broker direct lock (bps)[2] | 98 | 140 |
| Approved brokers | 784 | 892 |
| Purchase-money loans, as a % of total originations | 57% | 52% |

[1] Commitments to originate mortgage loans at specified terms at period end
[2] Includes net gains on loans held for sale, loan origination fees and net interest income; lock volume adjusted for expected fallout, which was 27% in 3Q19 for broker direct locks

PennyMac® Financial Services, Inc.

11

# Servicing Segment Highlights

- Servicing portfolio totaled $348.5 billion in UPB at September 30, 2019, up 4% Q/Q and 22% Y/Y
  - Organic growth from strong production activity
- Prepayment activity increased from the prior quarter due to the decline in mortgage rates
- Delinquency rates remain low
  - Modest increase in PFSI's owned portfolio reflects seasonality
- EBO loan volume more than doubled from the prior quarter; reflects the expanded opportunity driven by lower rates

**Selected Operational Metrics**

| | 2Q19 | 3Q19 |
|---|---|---|
| Loans serviced (in thousands) | 1,652 | 1,704 |
| 60+ day delinquency rate - owned portfolio[1] | 3.0% | 3.4% |
| 60+ day delinquency rate - sub-serviced portfolio[2] | 0.4% | 0.4% |
| Actual CPR - owned portfolio[1] | 15.8% | 22.8% |
| Actual CPR - sub-serviced[2] | 13.1% | 21.1% |
| UPB of completed modifications ($ in millions) | $584 | $604 |
| EBO loan volume ($ in millions)[3] | $868 | $1,839 |

## Loan Servicing Portfolio Composition

*(UPB in billions)*


$284.5
$334.5
$348.5
9/30/2018
6/30/2019
9/30/2019
Prime owned
Prime subserviced and other

## Net Portfolio Growth

*(UPB in billions)*


$334.5
($20.9)
$34.9
$348.5
At 6/30/19
Runoff (4)
Additions from loan production (5)
At 9/30/19

PennyMac Financial Services, Inc.

[1] Owned portfolio in predominantly government-insured and guaranteed loans under the FHA (52%), VA (35%), and USDA (8%) programs
[2] Represents PMT's MSRs. Excludes distressed loan investments
[3] Early buyouts of delinquent loans from Ginnie Mae pools during the period
[4] Also includes loans servicing released in connection with recent asset sales by PMT
[5] Includes consumer direct production, broker direct production, government correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT

12

Investment Management Revenues (1) 13 Investment Management Segment Highlights Investment Management AUM ($ in billions) ▪ Net AUM as of September 30, 2019 were $2.2 billion, up 14% from June 30, 2019 ▪ PMT successfully raised additional capital in 3Q19 as a result of increased investment opportunities and strong results – PMT raised $198 million in net proceeds from an issuance of 9.2 million of its common shares in an underwritten equity offering – Also raised $55 million in net proceeds from the issuance of 2.5 million common shares through PMT’s “At- The-Market” (ATM) equity offering program ▪ Investment Management revenues increased 14% Q/Q, driven by growth in both base management and performance-based incentives fees ($ in millions) $1.56 $1.94 $2.22 9/30/2018 6/30/2019 9/30/2019 $7.3 $8.4 $9.6 $0.7 $2.0 $2.2 $7.9 $10.4 $11.8 3Q18 2Q19 3Q19 Base management fees & other revenue Performance incentive

# Hedging Approach Continues to Moderate the Volatility of PFSI's Results

## MSR Valuation Changes and Offsets

($ in millions)



MSR fair value change before recognition of realization of cash flows
Hedging and other gains (losses)
Production pretax income
$60.9
($54.1)
$25.7
($259.2)
$206.8
$98.2
($295.5)
$254.0
$179.3
3Q18
2Q19
3Q19

- PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedge strategy that also considers production-related income
- In 3Q19, MSR fair value decreased primarily due to higher expected prepayment activity related to the continued decline in interest rates
  - Market-driven decline represented approximately 11% of the fair value at June 30, 2019
- Gains from hedging activities and rate-driven fair value decrease of the ESS liability largely offset MSR fair value losses
  - $254.0 million in such gains are net of hedge costs; market volatility has driven higher hedge costs

Note: Figures may not sum exactly due to rounding

PennyMac® Financial Services, Inc.

14

# Servicing Profitability Excluding Valuation-Related Changes

| | 3Q18 | | | 2Q19 | | | 3Q19 | | |
|---|---|---|---|---|---|---|---|---|---|
| | $ in millions | | basis points[1] | $ in millions | | basis points[1] | $ in millions | | basis points[1] |
| Operating revenue | $ | 198.3 | 28.5 | $ | 253.7 | 30.8 | $ | 270.8 | 31.7 |
| Realization of MSR cash flows | | (71.4) | (10.3) | | (106.8) | (13.0) | | (117.2) | (13.7) |
| EBO loan-related revenue[2] | | 40.7 | 5.9 | | 38.2 | 4.6 | | 33.6 | 3.9 |
| **Servicing expenses:** | | | | | | | | | |
| Operating expenses | | (75.8) | (10.9) | | (84.0) | (10.2) | | (99.4) | (11.6) |
| Credit losses and provisions for defaulted loans | | (18.6) | (2.7) | | (16.0) | (1.9) | | (20.8) | (2.4) |
| EBO loan transaction-related expense | | (14.0) | (2.0) | | (10.6) | (1.3) | | (19.9) | (2.3) |
| **Financing expenses:** | | | | | | | | | |
| Interest on ESS | | (3.7) | (0.5) | | (2.8) | (0.3) | | (2.3) | (0.3) |
| Interest to third parties | | (25.6) | (3.7) | | (24.6) | (3.0) | | (19.6) | (2.3) |
| **Pretax income excluding valuation-related changes** | **$** | **29.9** | **4.3** | **$** | **47.1** | **5.7** | **$** | **25.2** | **3.0** |
| **Valuation-related changes[3]** | | | | | | | | | |
| MSR fair value[4] | | 60.9 | | | (259.2) | | | (295.5) | |
| ESS liability fair value | | (1.1) | | | 3.6 | | | 3.9 | |
| Hedging derivatives gains (losses) | | (53.0) | | | 203.2 | | | 250.1 | |
| Reversal of liability (provision) for credit losses on active loans[5] | | (3.1) | | | 2.6 | | | (1.8) | |
| **Servicing segment pretax income** | **$** | **33.6** | | **$** | **(2.7)** | | **$** | **(18.1)** | |
| **Average servicing portfolio UPB** | **$** | **274,421** | | **$** | **329,356** | | **$** | **341,370** | |

- Increased operating revenue driven by a larger servicing portfolio, largely offset by higher realization of MSR cash flows due to higher prepayment expectations
- Additional technology-related expenses of $7 million Q/Q primarily related to the development and completion of our servicing system modules; servicing technology-related expenses are expected to be $15-20 million lower in 2020 versus 2019
- EBO loan-related expense increased by $9.3 million due to $1.0 billion UPB increase in buyout volumes; expected to drive future period income as loans are modified or reperform and become eligible for redelivery

PennyMac® Financial Services, Inc.

(1) Of average portfolio UPB, annualized
(2) Comprised of net gains on mortgage loans held for sale at fair value and net interest income related to EBO loans
(3) Changes in fair value do not include realization of MSR cash flows, which are included in amortization and realization of MSR cash flows above
(4) Includes fair value changes and provision for impairment
(5) Considered in the assessment of MSR fair value changes

15

Appendix

▪ Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems ▪ Operating platform has been developed organically and is highly scalable ▪ Commitment to strong corporate governance, compliance and risk management since inception ▪ PFSI is well positioned for continued growth in this market and regulatory environment Loan Production Loan Servicing Investment Management ▪ Servicing for owned MSRs and subservicing for PMT ▪ Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae ▪ Industry-leading capabilities in special servicing ▪ Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity ▪ External manager of PMT, which is focused on investing in mortgage-related assets: – GSE credit risk transfers – MSRs and ESS – Investments in prime non- Agency MBS and asset-backed securities – HELOC and prime non-QM securitization interests(1) – Distressed whole loans ▪ Synergistic partnership with PMT ▪ Correspondent aggregation of newly originated loans from third-party sellers – PFSI earns gains on delegated government-insured and non- delegated loans – Fulfillment fees for PMT’s delegated conventional loans ▪ Consumer direct origination of conventional and government- insured loans ▪ Broker direct origination launched in 2018 17 Overview of PennyMac Financial’s Businesses (1) Home Equity Line of Credit = HELOC; Non-QM = Non-qualified mortgage

PennyMac Financial Is a Strong Independent Mortgage Company 18 ▪ Comprehensive mortgage platform and balanced model with leading production and servicing businesses ▪ Strong balance sheet with low leverage versus competitors – Debt to equity of 2.9x ▪ Diversified liquidity sources and term debt that finances the largest long-term asset (MSRs) – Unique and cost effective funding structures with strong bank partnerships to support growth ▪ Well-developed and sophisticated risk management structure combines extensive market expertise with technology to identify and monitor risks across the enterprise ▪ Simplified corporate structure in 2018; all equity ownership converted to a single class of common stock Considerable oversight from State regulators, the CFPB, GSEs, ratings agencies and bank counterparties As of September 30, 2019 ($ in millions) Mortgage Servicing Rights $2,556 Servicing Advances $272 Cash & Short-term Investments, receivables, other $1,059 Loans eligible for repurchase, $893 Loans Held for Sale $4,523 Stockholders' Equity $1,912 MSR Financing $1,394 ESS Financing $183 Other Liabilities & Payables $968 Liability for loans eligible for repurchase $893 Warehouse Financing $3,953 $9,303 $9,303 Assets Liabilities & Equity

# PFSI Has Developed in a Sustainable Manner for Long-Term Growth

- Disciplined growth to address the demands of the GSEs, Agencies, regulators and our financing partners
  - Since inception, PennyMac has focused on building and testing processes and systems before adding significant transaction volumes
- Highly experienced management team has created a robust corporate governance system centered on compliance, risk management and quality control

**2019**
- Record production volumes across all channels

**2018**
- PFSI completes corporate reorganization

**2017**
- Issued MSR-backed term notes

**2016**
- Substantial growth in consumer direct capacity

**2015**
- Stockholders' equity surpasses $1 billion

**2014**
- Continued organic growth
- Servicing UPB reaches $100 billion

**2013**
- PFSI completed initial public offering
- Expanded infrastructure in Fort Worth, TX

**2012**
- Expanded infrastructure in Tampa, FL
- Became largest non-bank correspondent aggregator

**2011**
- Expanded infrastructure with flagship operations facility in Moorpark, CA
- Correspondent leadership team expands

**2010**
- Added servicing leadership for prime portfolio and to drive scalable growth
- Correspondent system launches

**2009**
- PMT formed in an initial public offering raising $320 million
- Correspondent group established with a focus on operations development and process design

**2008**
- Operations launched; de novo build of legacy-free mortgage servicer
- Raised $500 million of capital in private opportunity funds

| Period End: | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Employees[1]: | 72 | 128 | 230 | 435 | 1,008 | 1,373 | 1,816 | 2,523 | 3,099 | 3,248 | 3,460 | 3,911 |

[1] 2019 figure is as of September 30, 2019

PennyMac®
Financial Services, Inc.

19

20 Industry-leading platform built organically – not through acquisitions ▪ Disciplined, sustainable growth for more than 11 years ▪ Focused on building and testing processes and systems before large transaction volumes Distinctive expertise and full range of capabilities across mortgage banking and investment management  Loan production, e.g., loan fulfillment systems and operations, correspondent counterparty review and management  Credit, e.g., loan program development, underwriting and quality control  Capital markets, e.g., pooling and securitization, hedging/interest rate risk management  Servicing, e.g., customer service, default management, investor accounting  Corporate functions, e.g., enterprise risk management, internal audit, treasury, finance and accounting, legal, IT infrastructure and development ▪ Over 3,900 employees ▪ Highly experienced management team – 132 senior-most executives have, on average, 24 years of relevant industry experience Strong governance and compliance culture ▪ Led by distinguished board which includes eight independent directors ▪ Robust management governance structure with 9 committees that oversee key risks and controls ▪ External oversight by regulators, business partners and other third parties Desired structure in place to compete effectively as a non-bank ▪ Synergistic partnership with PMT, a leading residential mortgage REIT and long-term investment vehicle ▪ Provides access to efficient capital and reduces balance sheet constraints on growth PennyMac Financial Is in a Unique Position Among Mortgage Specialists

21 Why Are MSR Sales Occurring? How Do MSRs Come to Market? ▪ Large servicers may sell MSRs due to operational pressures, higher regulatory capital requirements for banks (treatment under Basel III) and a re-focus on core customers/businesses ▪ Independent mortgage banks sell MSRs from time to time due to a need for capital ▪ Intermittent large bulk portfolio sales ($10+ billion in UPB) – Require considerable coordination with selling institutions and Agencies ▪ Mini-bulk sales (typically $500 million to $5 billion in UPB) ▪ Flow/co-issue MSR transactions (monthly commitments, typically $20-$100 million in UPB) – Alternative delivery method typically from larger independent originators Which MSR Transactions Are Attractive? ▪ GSE and Ginnie Mae servicing in which PFSI has distinctive expertise ▪ MSRs sold and operational servicing transferred to PFSI (not subserviced by a third party) ▪ Measurable representation and warranty liability for PFSI PFSI is uniquely positioned to be a successful acquirer of MSRs • Proven track record of complex MSR and distressed loan transfers • Operational platform that addresses the demands of the Agencies, regulators and financing partners • Physical capacity in place to sustain servicing portfolio growth plans • Potential co-investment opportunity for PMT in the ESS Opportunity in MSR Acquisitions

22 Excess Servicing Spread (e.g., 12.5bp) MSR Asset (e.g., 25bp servicing fee) Acquired by PFSI from Third-Party Seller(1) ▪ PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to certain Ginnie Mae MSRs ▪ PMT acquires the right to receive the ESS cash flows over the life of the underlying loans ▪ PFSI owns the MSRs and services the loans (1) The contractual servicer and MSR owner is PLS, an indirect wholly-owned subsidiary of PFSI (2) Subject and subordinate to Agency rights (under the related servicer or issuer guide) and, as applicable, to PFSI’s pledge of MSRs under a note payable; does not change the contractual servicing fee paid by the Agency to the servicer Excess Servicing Spread(2) ▪ Interest income from a portion of the contractual servicing fee – Realized yield dependent on prepayment speeds and recapture Base MSR ▪ Income from a portion of the contractual servicing fee ▪ Also entitled to ancillary income ▪ Bears expenses of performing loan servicing activities ▪ Required to advance certain payments largely for delinquent loans Base MSR (e.g., 12.5bp) Acquired by PMT from PFSI(1) Example transaction: actual transaction details may vary materially PFSI’s Mortgage Servicing Rights Investments in Partnership with PMT

23 MSR Asset Valuation Note: Figures may not sum exactly due to rounding UPB $200,796 $20,420 $221,216 Weighted average coupon 3.97% 4.20% 3.99% Prepayment speed assumption (CPR) 16.0% 11.7% 15.6% Weighted average servicing fee rate 0.34% 0.34% 0.34% Fair value of MSR $2,302.8 $253.5 $2,556.3 As a multiple of servicing fee 3.38 3.64 3.40 Related excess servicing spread liability - $183.1 $183.1 September 30, 2019 Unaudited ($ in millions) Total Subjectto excess servicing spread liability Not subject to excess servicing spread liability

24 Note: Figures may not sum exactly due to rounding (1) Consists of prime jumbo and non-QM loans Acquisitions and Originations by Product First Lien Acquisitions/Originations Second Lien Originations Unaudited ($ in millions) Correspondent Acquisitions Delegated Conventional Conforming 7,503 $ 9,052 $ 8,130 $ 10,737 $ 16,644 $ Delegated Government 8,970 8,885 6,752 10,574 14,346 Delegated Non-Agency(1) 9 5 5 4 3 Non-Delegated 75 120 174 402 531 Total 16,556 $ 18,061 $ 15,061 $ 21,718 $ 31,524 $ Consumer Direct Originations Conventional 832 $ 740 $ 609 $ 838 $ 1,006 $ Government 459 447 748 1,127 1,651 Jumbo - - - - - Total 1,291 $ 1,187 $ 1,357 $ 1,965 $ 2,657 $ Broker Direct Originations Conventional 70 $ 139 $ 121 $ 289 $ 433 $ Government 41 60 75 153 243 Jumbo - - - - - Total 111 $ 199 $ 196 $ 442 $ 676 $ Total acquisitions/originations 17,958 $ 19,448 $ 16,614 $ 24,125 $ 34,856 $ UPB of loans fulfilled for PMT 7,512 $ 9,056 $ 8,136 $ 10,741 $ 16,647 $ 3Q18 4Q18 1Q19 2Q19 3Q19 Consumer Direct Fundings HELOC - $ - $ 1 $ 1 $ 1 $

25 Interest Rate Locks by Product First Lien Locks Note: Figures may not sum exactly due to rounding (1) Consists of prime jumbo and non-QM loans Unaudited ($ in millions) Correspondent Locks Delegated Conventional Conforming 8,392 $ 9,639 $ 8,974 $ 12,628 $ 19,461 $ Delegated Government 9,146 8,962 7,385 12,028 15,933 Delegated Non-Agency(1) 20 11 13 14 1 Non-Delegated 157 227 360 636 853 Total 17,714 $ 18,839 $ 16,732 $ 25,307 $ 36,248 $ Consumer Direct Locks Conventional 1,106 $ 925 $ 1,103 $ 1,413 $ 1,777 $ Government 659 735 1,226 1,938 2,844 Jumbo 24 13 11 6 6 Total 1,789 $ 1,673 $ 2,340 $ 3,357 $ 4,627 $ Broker Direct Locks Conventional 131 $ 195 $ 187 $ 461 $ 617 $ Government 65 84 133 249 390 Jumbo - - - - - Total 196 $ 279 $ 321 $ 710 $ 1,007 $ Total locks 19,699 $ 20,791 $ 19,393 $ 29,373 $ 41,883 $ 3Q18 4Q18 1Q19 2Q19 3Q19

26 Credit Characteristics by Acquisition / Origination Period Correspondent Consumer Direct Broker Direct 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Government-insured 699 700 699 698 701 Government-insured 44 44 44 43 42 Conventional 748 751 750 755 760 Conventional 38 38 38 36 35 Weighted Average DTI Weighted Average FICO 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Government-insured 684 689 680 697 712 Government-insured 44 45 45 44 43 Conventional 751 746 742 752 759 Conventional 37 38 38 37 36 Weighted Average DTI Weighted Average FICO 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Government-insured 700 696 699 703 709 Government-insured 44 44 44 43 42 Conventional 731 730 733 738 743 Conventional 38 38 37 37 36 Weighted Average DTI Weighted Average FICO